UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 11, 2026
Corteva, Inc.
EIDP, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
Delaware	001-00815	51-0014090
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9330 Zionsville Road,
Indianapolis, Indiana 46268
1000 N. West Street, Suite 900,
Wilmington, Delaware 19801
(Address of principal executive offices)(Zip Code)

(833) 267-8382
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Corteva, Inc.	Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange
EIDP, Inc.	$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
EIDP, Inc.	$4.50 Series Preferred Stock	CTAPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
On November 11, 2026, Corteva, Inc. (the “Company”) announced its consolidated financial results for the quarter ended September 30, 2026. A copy of the Company’s press release and financial statement schedules are furnished herewith on Form 8-K as Exhibits 99.1 and 99.2, respectively. The information contained in this report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. In addition, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(b) Pro forma financial information

The unaudited Pro Forma Combined Financial Statements for New Corteva as of September 30, 2026, and for the three and nine months ended September 30, 2026 and 2025, are attached as Exhibit 99.3 hereto and incorporated herein by reference, and were prepared in accordance with Article 11 of Regulation S-X, to give effect to the spin-off and ancillary transactions including those related to New Corteva's capital structure after the spin-off.

Cautionary Statements About Forward-Looking Statements

This report contains certain forward-looking statements. Words such as “plans,” “outlook,” “will,” “is designed to,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, expectations or projections about the future, including statements about the Company’s financial results or outlook; strategy for growth; product development; regulatory approvals; market position; capital allocation strategy; liquidity; sustainability targets and initiatives; the anticipated benefits of acquisitions, restructuring actions, or cost savings initiatives; the anticipated benefits and impacts of Corteva’s separation of its Seed business; and the outcome of contingencies, such as litigation and environmental matters. These forward-looking statements reflect management’s current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control.

While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to obtain or maintain the necessary regulatory approvals for some of the Company’s products; (ii) failure to successfully develop and commercialize the Company’s pipeline; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of the Company’s technology and other agricultural products; (iv) failure to comply with competition and antitrust laws; (v) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (vi) effect of competition in the Company’s industry; (vii) risks related to recent funding and staff reductions at U.S. government agencies; (viii) effect of climate change and unpredictable seasonal and weather factors; (ix) effect of changes in agricultural and related policies of governments and international organizations; (x) risks related to environmental litigation and the indemnification obligations of legacy EIDP liabilities; (xi) risk related to geopolitical and military conflict; (xii) effect of volatility in the Company’s input costs; (xiii) risks related to the Company’s global operations; (xiv) effect of industrial espionage and other disruptions to the Company’s supply chain, information technology or network systems; (xv) impact of the Company’s dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xvi) failure of the Company’s customers to pay their debts to the company, including customer financing programs; (xvii) failure to effectively manage acquisitions, divestitures, alliances, restructurings, cost savings initiatives, and other portfolio actions; (xviii) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to the Company; (ix) increases in pension and other post-employment benefit plan funding obligations; (x) risks related to pandemics or epidemics; (xi) capital markets sentiment towards sustainability matters; (xxii) risk related to the Company’s intellectual property rights or defense against intellectual property claims asserted by others; (xxiii) the effect of counterfeit products; (xxiv) risks related to the Company’s separation from DowDuPont; and (xxv) risks related to the Company’s separation of its Seed business including, but not limited to, whether the objectives of the separation will be achieved; the terms, structure, benefits and costs of any action or transaction resulting from the separation; risks related to the Company and Vylor providing services to one another; the risk of any unexpected costs or expenses resulting from the separation and the risk of any litigation as a result of, or relating to, the separation, including but not limited to fraudulent conveyance claims.

Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement or other estimate, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the “Risk Factors” section of Corteva’s Annual Report, as modified by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

(d)    Exhibits.

99.1	Press Release dated November 11, 2026
99.2	Financial Statement Schedules dated November 11, 2026
99.3	Unaudited Pro Forma Combined Financial Statements for New Corteva as of September 30, 2026, and for the three and nine months ended September 30, 2026
104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corteva, Inc.
(Registrant)

Date: November 12, 2026	By:	/s/ Brian J. Titus
Name: Brian J. Titus
Title: Vice President, Corporate Finance & Accounting Officer

EIDP, Inc.
(Registrant)

Date: November 12, 2026	By:	/s/ Brian J. Titus
Name: Brian J. Titus
Title: Vice President, Corporate Finance & Accounting Officer